UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 21, 2023
BANCPLUS CORPORATION
(Exact Name of Registrant as Specified in Charter)
Mississippi
(State or Other Jurisdiction of Incorporation)

333-236022	64-0655312
(Commission File Number)	(IRS Employer Identification No.)

1068 Highland Colony Parkway
Ridgeland, MS	39157
(Address of Principal Executive Offices)	(Zip Code)

(601) 898-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On March 22, 2023, BancPlus Corporation (the "Company") filed an amendment to its Articles of Incorporation with the Mississippi Secretary of State (the "Amendment"). As described in Item 5.07 below, shareholders approved the Amendment on March 21, 2023 at the Company's Annual Meeting. The Amendment modifies Article Fourth of the Articles of Incorporation to increase the number of authorized shares of the Company's common stock from 40,000,000 to 100,000,000.
A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company's Annual Meeting was held on March 21, 2023. Two matters were submitted to the Company's shareholders for a vote. The final result of the vote is set forth below:
Proposal #1: Election of Directors
Approval of the following Class I nominees for the Board of Directors in the discretion of the named Proxy(ies). The results of the shareholder vote were the same for both nominees.

Eugene F. Webb, Jr.	Staci H. Tyler

For	Withhold
9,329,215	129,541

Proposal #2: Amendment to Article Fourth of the Articles of Incorporation
Approval of the proposed amendment to Article Fourth of the Articles of Incorporation to increase the number of authorized common shares to One Hundred Million (100,000,000).

For	Against	Abstain
9,204,192	144,384	110,180

No other business was considered at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description of Exhibit

3.1	Amendment to Article Fourth of the Articles of Incorporation

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL Document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BancPlus Corporation

March 23, 2023	By:	/s/ Karlen Turbeville
Karlen Turbeville
Senior Executive Vice President and Chief Financial Officer